UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): October 7, 2005

                    PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


          Nevada                    000-32517                 91-1997729


      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
     Incorporation or
       Organization)


                       15760 Ventura Boulevard, Suite 1020
                            Encino, California 91436
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (832) 778-9591

                                   Copies to:
                                 Marc Ross, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance
            Sheet Arrangement of a Registrant
Item 3.02   Unregistered Sales of Equity Securities

      To obtain funding for working capital, Pride Business Development Holdings, Inc. (the "Company") entered into Subscription Agreements (the "Agreements") with various accredited investors (the "Investors") from August 5, 2005 to October 7, 2005 for the sale of seven and one-quarter units with each unit consisting (i) a $100,000 12% Bridge Notes (the "Notes") and (ii) 140,000 shares of common stock for each $100,000 in Notes Purchased (the "Shares").

      In connection therewith, the Investors purchased an aggregate of $725,000 in Notes and 1,015,000 Shares. The Notes bear interest at 12% and mature on the earlier of six months from the date of issuance or upon the Company's completion of financing in the amount of $2,000,000. If the Notes are not repaid within six months The Company may prepay the Notes at anytime without penalty. In the event that the Notes are not paid off by upon maturity, the Company is obligated to issue common stock purchase warrants (the "Warrants") to purchase 25,000 shares of common stock at $0.75 per share for every $100,000 of Notes subscribed. The term of the Warrants will be three years.

      The full principal amount of the Notes is due upon default under the terms of Notes. In addition, the Company granted the Investors a security interest in substantially all of our assets and intellectual property. The Company also granted the Investors registration rights with respect to the Shares and shares of common stock underlying the Warrants, if any (the "Warrant Shares"). The Company is required to file a registration statement within nine months from closing. The Company also granted the Investors piggyback registration rights with respect to the Warrant Shares and the Shares.

      As of the date hereof, the Company is obligated on $725,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

      The securities were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01   Financial Statements and Exhibits

Exhibit No.       Description

4.1               Form of Subscription Agreement

4.2               Form of Subordinated 12% Promissory Note

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.

Date: October 14, 2005        By:/s/Ari Markow
                                 -------------
                              Name: Ari Markow
                              Title: President